SCOUT
REGIONAL
FUND


A no-load mutual fund
that seeks long-term
growth of both capital
and income by investing
in smaller regional
companies.


Quarterly Report
September 30, 1997

TO THE SHAREHOLDERS

Scout Regional Fund earned a total return (price change and reinvested distributions) of 12.40% for the quarter ended September 30, 1997. By comparison, the unmanaged Value Line Composite Index and Lipper Small Company Fund Index had returns of 11.70% and 15.25%, respectively, for the same period.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Small and mid-sized capitalization stocks led the market in the third quarter as leadership rotated away from the blue chips. Although these stocks continued to advance for the quarter, the small and mid-cap sectors outperformed them and set repeated records in the benchmark Russell 2000 index. Three stocks gained for each that declined, showing the breadth of this advance. The quarter was extremely volatile, with steep day-to-day moves in the indices.

Investors were attracted to the low price/earnings ratios of cyclical issues, many of which are small and mid-cap stocks. Some also feared slower profit gains in large-cap stocks as the benefits were lost from one-time actions such as cost cutting or restructuring. Investors were not willing to pay a premium for less reliable growth.

Historically, small-cap stocks have outperformed large-cap stocks in two out of every three years. However, as shown in the chart comparing the Russell 2000 and Standard & Poor's 500 indices, large-cap stocks led the way during the periods 1984-1990 and 1994-1997. The ability of small-cap stocks to sustain their leadership will depend upon whether they can produce positive earnings momentum relative to the large-cap stocks, as they have done recently.

If they can do so, small-cap stocks should sell at premium P/E ratios, based on typically higher historical growth rates. They are now priced at a small discount to large-cap stocks, so this should create some opportunities for the small-caps.

If small-cap stocks continue as market leadership, the Scout Regional Fund should benefit. In the event of a market correction, the Fund's value management style, high diversification, cash reserve and underweighting in overvalued economic sectors should reduce the downside risk.

We appreciate you as a valued shareholder of Scout Regional Fund and continually welcome your questions or comments.

Sincerely,

/s/David B. Anderson
Dave B. Anderson
UMB Investment Advisors

GRAPH - RUSSELL 2000 VS. S&P 500

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution, nor are they insured by the Federal Deposit Insurance Corporation or any other deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.


FINANCIAL STATEMENTS

Statement of Net Assets
September 30, 1997

                                                                Market
        Shares  Company                                         Value

COMMON STOCKS - 87.66%
Basic Materials -  9.90%
        15,000  ACX Technologies                           $    399,375
        50,000  Amax Gold, Inc.                                 331,250
	25,000	Cyprus Amax Minerals Co.  			600,000
         2,500  Deltic Timber Corp.                              81,719
        40,000  Huntco, Inc. Cl. A                              572,500
        25,000  Laclede Steel Co.                               129,688
	55,000	Lawter International, Inc.  			666,875
	18,000	Mallinckrodt Group, Inc.  			648,000
        18,500  Republic Group, Inc.                            346,875
        42,000  Safety-Kleen Corp.                            1,005,375
         7,000  Sigma-Aldrich Corp.                             230,562
                                                              5,012,219
Capital Goods - 15.42%
        15,000  Atchison Casting Co.                            318,750
        15,000  Baldor Electric                                 456,562
        48,400  BHA Group, Inc.                                 834,900
        20,000  Federal Signal Corp.                            507,500
	65,000	Green (A.P.) Industries, Inc.  			910,000
	30,000	Harmon Industries, Inc.  			795,000
        85,000  Instituform Technologies, Inc., Cl. A           743,750
        65,000  Isco, Inc.                                      536,250
        60,000  Layne Christensen Co.                         1,260,000
        50,000  MYR Group, Inc.                               1,178,125
         5,000  Paul Mueller Co.                                216,250
        10,000  Trion, Inc.                                      50,625
                                                              7,807,712
Consumer Cyclical - 16.32%
        70,000  B.I. Inc.                                       520,625
        15,000  Bandag, Inc.                                    794,063
        10,000  Block (H & R), Inc.                             386,250
        15,000  Brown Group, Inc.                               272,813
	15,000	Caseys General Stores, Inc.  			369,375
        25,000  Clarcor, Inc.                                   715,625
         6,000  Dillards, Inc.                                  262,875
	15,000	Donnelley (R.R.) & Sons  			535,312
        20,000  First Alert, Inc.                                60,000
	37,925	Flexsteel Industries, Inc.  			464,581
        30,000  Kellwood Co.                                  1,063,125
        25,000  Lawson Products                                 737,500
        10,000  Lee Enterprises, Inc.                           283,750
        20,000  Maytag Corp.                                    682,500
        35,000  O'Sullivan Industries Holdings, Inc.            437,500
        18,000  Rival Co.                                       288,000
        60,000  Stimsonite Corp.                                390,000
                                                              8,263,894
Consumer Staples - 16.13%
	20,000	Alberto-Culver Co. Cl. A  			517,500
        40,000  Angelica Corp.                                  795,000
	20,000	Beverly Enterprises, Inc.  			347,500
        21,000  Brunswick Corp.                                 740,250
         5,000  Celestial Seasonings, Inc.                      155,000
        38,000  CPI Corp.                                       969,000
        15,000  I B P, Inc.                                     354,375
        14,000  Medpartners, Inc.                               300,125
        25,000  Midwest Grain Products, Inc.                    350,000
	75,000	NPC International, Inc. Cl. B  			946,875
        80,000  Sanfilippo (John B & Son), Inc.                 660,000
        22,000  Sealright Co.                                   288,750
        35,000  Stuart Entertainment, Inc.                       78,750
	85,000	TCBY Enterprises, Inc.  			595,000
	41,300	VICORP Restaurants, Inc.  			660,800
	50,000	Winnebago Industries, Inc.  			409,375
                                                              8,168,300
Energy - 10.51%
         7,500  Helmerich & Payne, Inc.                         600,000
        10,000  Kerr-McGee Corp.                                688,125
        55,000  Maverick Tube Corp.                           2,268,750
        11,000  Murphy Oil Corp.                                628,375
	55,000	Southwestern Energy Co.  			704,687
         5,000  St. Mary Land & Exploration  Co.                226,875
         6,440  Ultramar Diamond Sharmock Corp.                 208,093
                                                              5,324,905
Financial - 1.79%
        11,000  Brenton Banks                                   357,500
         1,260  Commerce Bancshares, Inc.                        74,182
           700  Kansas City Life Insurance Co.                   58,450
         7,500  Old Republic International Corp.                292,500
         3,000  Reinsurance Group of America, Inc.              122,625
                                                                905,257
Technology - 2.51%
         7,000  DII Group, Inc.                                 229,469
        35,000  Exabyte Corp.                                   385,000
        40,000  Fansteel, Inc.                                  395,000
         6,000  Molex, Inc.                                     266,250
                                                              1,275,719
Transportation & Services - 1.08%
	22,500	Werner Enterprises, Inc.  			545,625

Utilities - 14.00%
	40,000	Aliant Communications, Inc.  			970,000
         8,000  Calenergy, Inc.                                 266,000
	40,000	Empire District Electric Co.  			705,000
        15,000  IES Industries, Inc.                            478,125
        15,000  Interstate Power Co.                            474,375
         7,000  Kansas City Power & Light Co.                   205,625
        32,000  Laclede Gas Co.                                 780,000
        20,000  Mapco, Inc.                                     658,750
	35,000	St. Joseph Light & Power Co.  			570,938
        15,000  Union Electric Co.                              576,562
	24,000	Utilicorp United, Inc.  			723,000
	20,000	Western Resources, Inc.  			686,250
                                                              7,094,625
TOTAL COMMON STOCKS - 87.66%                                 44,398,256

        Face                                                    Market
        Amount  Description                                     Value

CONVERTIBLE COPRORATE BONDS - 0.75%
$      371,000  Beverly Enterprises, Inc.
			CV. Sub. Deb., 7.625%,
                        due March 15, 2003                 $    377,492

SHORT-TERM CORPORATE NOTES - 8.85%
       500,000  Disney Walt Co.,
                 5.52%, due October 9, 1997                     499,310
       500,000  duPont (E.I.) deNemours & Co.,
                 5.48%, due October 22, 1997                    498,326
       500,000  Gillette Co.,
                 5.47%, due October 31, 1997                    497,645
       500,000  Monsanto Co.,
                 5.51%, due October 17, 1997                    498,700
       500,000  Penney's Co. (J.C.),
                 5.48%, due October 7, 1997                     499,467
       500,000  Penney's Co. (J.C.),
                 5.49%, due November 4, 1997                    497,331
       500,000  Progress Capital Co.,
                 5.52%, due October 24, 1997                    498,160
       500,000  Xerox Corp.,
                 5.48%, due October 3, 1997                     499,772
       500,000  Xerox Corp.,
                 5.51%, due December 4,1997                     495,026
TOTAL SHORT-TERM
CORPORATE NOTES - 8.85%                                       4,483,737

GOVERNMENT SPONSORED
ENTERPRISES - 1.96%
$      500,000  Federal Agricultural Mortgage Corp,
                 5.40%, due October 1, 1997                     499,925
       500,000  Federal National Mortgage Association,
                 5.37%, due December 9, 1997                    494,779
TOTAL GOVERNMENT
SPONSORED ENTERPRISES - 1.96%                                   994,704

REPURCHASE AGREEMENT - 1.59%
	805,000	Northern Trust Co.,
                 6.00%, due October 1, 1997
                 (Collateralized by U.S.
                 Treasury Notes, 6.00%,
                 due November 30, 1997)                         805,000

TOTAL INVESTMENTS - 100.81%                                $ 51,059,189

Other assets less liabilities - (0.81%)                       (411,132)

TOTAL NET ASSETS - 100.00%
	(equivalent to $12.60 per share;
        10,000,000 shares of $1.00 par
        value capital shares authorized;
        4,018,942 shares outstanding)                      $ 50,648,057


BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on September 30, 1997, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.

This report has been prepared for the information of the Shareholders of Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
Larry D. Armel
William E. Hoffman, D.D.S.
Eric T. Jager
Stephen F. Rose
Stuart Wien

Officers
Larry D. Armel, President
P. Bradley Adams, Vice President & Treasurer
Michael A. Brummel, Vice President
Martin A. Cramer, Vice President & Secretary
John G. Dyer, Vice President
Constance E. Martin, Vice President

Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young,
Philadelphia, Pennsylvania
John G. Dyer, Kansas City, Missouri

Custodian
UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862

JB23C